UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 7, 2011

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 7, 2011, Titan International, Inc. (the Company) entered into the second amendment to the amended and restated credit agreement with Bank of America, N.A.  The amendment permits issuance of shares of the Company’s common stock in connection with the conversion of any of the 2009 convertible notes, including any transaction premium or discount, so long as no default or event of default would occur and be continuing after giving effect to such issuance of common stock.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

10	Second Amendment to the Amended and Restated Credit Agreement dated as of January 7, 2011, among Titan International, Inc. and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	January 7, 2011	By:	/s/ PAUL G. REITZ
Paul G. Reitz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10	Second Amendment to the Amended and Restated Credit Agreement dated as of January 7, 2011, among Titan International, Inc. and Bank of America, N.A.